Exhibit 4.5

EXECUTION VERSION

CAREFUSION CORPORATION

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

AS TRUSTEE

THIRD SUPPLEMENTAL INDENTURE

Dated as of May 22, 2014

To the Indenture dated as of July 21, 2009

$300,000,000 1.450% Senior Notes due 2017

$400,000,000 3.875% Senior Notes due 2024

$300,000,000 4.875% Senior Notes due 2044

i

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”) is entered into as of May 22, 2014 between CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Trustee (herein called the “Trustee”).

WHEREAS, the Issuer and the Trustee entered into that certain Indenture, dated as of July 21, 2009 (the “Original Indenture,” as supplemented by this Third Supplemental Indenture, the “Indenture”), relating to the Issuer’s unsecured debt securities;

WHEREAS, pursuant to Section 7.1 of the Original Indenture, the Issuer and the Trustee may enter into supplemental indentures to establish the terms and provisions of one or more series of Securities issued pursuant to the Original Indenture;

WHEREAS, pursuant to Section 2.1 of the Original Indenture, the Issuer and the Trustee desire to establish the terms of a series of Securities entitled the “1.450% Senior Notes due 2017” (the “2017 Notes”), a series of Securities entitled the “3.875% Senior Notes due 2024” (the “2024 Notes”) and a series of Securities entitled the “4.875% Senior Notes due 2044” (the “2044 Notes,” the 2017 Notes, the 2024 Notes and the 2044 Notes referred to collectively as the “Notes”); and

WHEREAS, the Issuer has duly authorized the execution and delivery of this Third Supplemental Indenture to establish solely the terms of the Notes set forth herein and has done all things necessary to make this Third Supplemental Indenture a valid and binding agreement of the parties hereto, in accordance with its terms.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer and the Trustee hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions.

(a) Capitalized terms used in this Third Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Original Indenture or in the forms of Note attached as exhibits hereto.

(b) The following definitions shall apply to this Third Supplemental Indenture and the Notes:

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue,

assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Below Investment Grade Rating Event” means the rating of such Notes is lowered below Investment Grade by at least two of the three Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in, or termination of, any rating shall not be deemed to have occurred with respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event under the Indenture) if the Rating Agency or Rating Agencies ceasing to rate such Notes or making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the termination or reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the total voting power of the Voting Stock of the Issuer or any direct or indirect parent company holding directly or indirectly 100% of the total voting power of the Voting Stock of the Issuer; (3) the Issuer consolidates with, or merges with or into, any “person” (as that term is used in Section 13(d) of the Exchange Act), or any “person” (as that term is used in Section 13(d) of the Exchange Act) consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Issuer or such other “person” (as that term is used in Section 13(d) of the Exchange Act) is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Issuer outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving “person” (as that term is used in Section 13(d) of the Exchange Act) immediately after giving effect to such transaction; or (4) the first day on which a majority of the members of the Issuer’s board of directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i)(A) the Issuer becomes a wholly owned Subsidiary of a holding company; and (B) the holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Issuer immediately prior to that transaction; and (ii) pursuant to a transaction in which shares of the Issuer’s Voting Stock outstanding immediately prior to the transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or (iii) the “person” referenced in clause (1) or (2) of the preceding sentence previously acquired assets of the Issuer and its Subsidiaries or became the beneficial owner of the Issuer’s Voting Stock, in either case so as to have constituted a Change of Control in respect of which a Change of Control Offer was made (or otherwise would have required a Change of Control Offer in the absence of the waiver of such requirement by the holders of the Notes).

“Change of Control Offer” has the meaning set forth in Section 4.1 hereto.

“Change of Control Payment” has the meaning set forth in Section 4.1 hereto.

“Change of Control Payment Date” has the meaning set forth in Section 4.1 hereto.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five or more Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Continuing Directors” means, as of any date of determination, any member of the Issuer’s board of directors who (1) was a member of such board of directors on the first date that any of the Notes were issued or (2) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, which term, when used herein, includes the rules and regulations of the Commission promulgated thereunder.

“Fitch” means Fitch Inc., a subsidiary of Finalac, S.A., or any successor thereto.

“Holder” or other similar terms mean the registered holder of any Security.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Issuer.

“Liens” shall have the meaning set forth in Section 5.1 hereto.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, or any successor thereto.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Rating Agency” means (i) each of Fitch, Moody’s and S&P; and (ii) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“Redemption Price” shall have the meaning set forth in Section 3.1 hereto.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

“Securities Act” means the Securities Act of 1933, as amended, which term, when used herein, includes the rules and regulations of the Commission promulgated thereunder.

“S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, or any successor thereto.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 1.2 Other Definitions.

Term	Defined in Section
Global Notes	2.1(d)

ARTICLE 2

THE NOTES

Section 2.1 Establishment of the Notes; Forms Generally.

(a) Title of the Notes. The Notes shall be (i) a series of Securities designated the “1.450% Senior Notes due 2017,” (ii) a series of Securities designated the “3.875% Senior Notes due 2024” and (iii) a series of Securities designated the “4.875% Senior Notes due 2044.”

(b) Aggregate Principal Amount; Terms of Notes. (i) The 2017 Notes shall be initially issued in an aggregate principal amount of $300,000,000, (ii) The 2024 Notes shall be initially issued in an aggregate principal amount of $400,000,000 and (iii) The 2044 Notes shall be initially issued in an aggregate principal amount of $300,000,000. The other terms of the Notes are set forth in Exhibit A, B and C hereto.

(c) Form and Dating. The 2017 Notes shall be substantially in the form of Exhibit A hereto. The 2024 Notes shall be substantially in the form of Exhibit B hereto. The 2044 Notes shall be substantially in the form of Exhibit C hereto. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Third Supplemental Indenture, and the Issuer and the Trustee, by their execution and delivery of this Third Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(d) Global Notes. The Notes shall be issued initially in the form of one or more permanent global Notes (the “Global Notes”). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Depositary, at the direction of the Issuer, in accordance with instructions given by the Holder thereof.

(e) Depository; Security Registrar, Paving Agent and Transfer Agent. The Issuer hereby initially appoints The Depository Trust Company as the Depositary for the Notes. The Issuer hereby initially appoints the Trustee as Security Registrar, Paying Agent and Transfer Agent for the Notes. The Issuer may change the Security Registrar, Paying Agent and Transfer Agent without prior notice to the Holders of the Notes, and the Issuer may act as Security Registrar, Paying Agent or Transfer Agent.

ARTICLE 3

ADDITIONAL REDEMPTION PROVISIONS

Section 3.1 Optional Redemption. Prior to May 15, 2017, in the case of the 2017 Notes (their maturity date), February 15, 2024, in the case of the 2024 Notes (three months prior to the maturity date) and November 15, 2043, in the case of the 2044 Notes (six months prior to the maturity date), the Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed; or

(b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 10 basis points in the case of the 2017 Notes, 25 basis points in the case of the 2024 Notes and 25 basis points in the case of the 2044 Notes; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption.

At any time on or after February 15, 2024, in the case of the 2024 Notes (three months prior to their maturity date) and November 15, 2043, in the case of the 2044 Notes (six months prior to the maturity date), the 2024 Notes and the 2044 Notes are redeemable, in whole or in part at any time and from time to time, at the option of the Issuer at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the date of redemption.

Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

ARTICLE 4

CHANGE OF CONTROL

Section 4.1 Change of Control.

(a) Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to Section 3.1 hereof, the Issuer shall make an offer (a “Change of Control Offer”) to each Holder of Outstanding Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest (the “Change of Control Payment”) on the Notes repurchased to the date of purchase.

(b) Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Issuer shall mail, or cause to be mailed, a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and shall specify, without limitation, the following:

(i) that the Change of Control Offer is being made pursuant to this Section 4.1 and that all Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment by the Issuer;

(ii) the Change of Control Payment and the purchase date, which shall be a Business Day no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”);

(iii) the CUSIP numbers for the Notes;

(iv) that any Note not properly tendered will remain outstanding and continue to accrue interest;

(v) that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(vi) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Notes completed, to the Paying Agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(vii) that Holders will be entitled to withdraw their tendered Notes and their election to require the Issuer to purchase such Notes; provided that the Paying Agent receives, not later than the close of business on the fifth Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder of the Notes, the principal amount of Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Notes and its election to have such Notes purchased;

(viii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof; and

(ix) the other instructions, as determined by the Issuer, consistent with this Section 4.1, that a Holder must follow.

If the notice is mailed prior to the date of consummation of the Change of Control, the notice shall state that the Change of Control Offer is conditioned on the Change of Control Offer being consummated on or prior to the Change of Control Payment Date.

(c) The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change in Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.1, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.1 by virtue of such conflict.

(d) On the Change of Control Payment Date, the Issuer will, to the extent lawful:

(i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes so properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer.

(e) The Paying Agent shall promptly mail or wire transfer, in accordance with the instructions given to the Issuer by the Holders of the Notes, to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(f) The Issuer shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.1 applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer.

Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

ARTICLE 5

COVENANTS OF THE ISSUER

Section 5.1 Limitations on Liens. Section 3.9 of the Original Indenture shall be superseded in its entirety by the following language with respect to, and solely for the benefit of the Holders of the Notes; provided that this Section 5.1 shall not become part of the terms of any other series of Securities:

“So long as any of the Notes remain outstanding, the Issuer will not, and it will not permit any Consolidated Subsidiary to, create or assume any Indebtedness for borrowed money that is secured by a mortgage, pledge, security interest or lien (the “Liens”) of or upon

Principal Property of the Issuer or any Consolidated Subsidiary, whether now owned or hereafter acquired, or any shares of stock or debt of any Consolidated Subsidiary, without equally and ratably securing the Notes by a lien ranking ratably with and equal to such secured Indebtedness. The foregoing restriction does not apply to:

(a) Liens existing on the date of the Original Indenture;

(b) Liens on any assets of any person existing at the time it becomes a Consolidated Subsidiary, provided that such Lien was not created in contemplation of such person becoming a Consolidated Subsidiary;

(c) Liens on any assets existing at the time the Issuer or a Consolidated Subsidiary acquires such assets, or to secure the payment of the purchase price for such assets, or to secure Indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary for the purpose of financing the purchase price of such assets (incurred or guaranteed prior to or within 180 days after such acquisition), or, in the case of real property, construction or improvements thereon, provided that the Lien shall not apply to any assets theretofore owned by the Issuer or a Consolidated Subsidiary other than in the case of any such construction or improvements, any real property on which the construction or improvement is located;

(d) Liens securing Indebtedness owed by any Consolidated Subsidiary to the Issuer or to another Consolidated Subsidiary;

(e) Liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, or in favor of any other country, or political subdivision thereof, to secure certain partial, progress, advance or other payments pursuant to any contract, statute, treaty or regulation;

(f) Liens for certain taxes or assessments, landlord’s Liens and Liens and charges incidental to the conduct of the Issuer’s business, or the ownership of the Issuer’s assets which were not incurred in connection with the borrowing of money and which do not, in the Issuer’s opinion, materially impair the use of such assets in the Issuer’s operations or the value of the assets for its purposes;

(g) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operations of the business of such person;

(h) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Issuer or any of its Consolidated Subsidiaries;

(i) Liens in favor of the Issuer;

(j) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any Lien referred to above; or

(k) any Lien that would not otherwise be permitted by the foregoing clauses (a) through (j), inclusive, securing Indebtedness which, together with:

(i) the aggregate outstanding principal amount of all other Indebtedness of the Issuer and its Consolidated Subsidiaries secured by Liens on Principal Properties which would otherwise be subject to the foregoing restrictions, and

(ii) the aggregate Attributable Debt of sale and lease-back transaction which would be subject to the foregoing restrictions absent this clause, does not exceed the greater of $500.0 million or 15% of Consolidated Net Worth.”

Section 5.2 Limitation on Sale and Lease-Back. Section 3.10 of the Original Indenture shall be superseded in its entirety by the following language with respect to, and solely for the benefit of the Holders of the Notes; provided that this Section 5.2 shall not become part of the terms of any other series of Securities:

“Sale and lease-back transactions (except those transactions involving leases for less than three years) by the Issuer or any Consolidated Subsidiary of Principal Property are prohibited unless:

(a) the Issuer or the Consolidated Subsidiary would be entitled to incur Indebtedness for borrowed money secured by a Lien on the Principal Property to be leased in an amount at least equal to the Attributable Debt with respect to such transaction without equally and ratably securing the Notes;

(b) the proceeds of the sale of the Principal Property to be leased are at least equal to their fair value as determined by the Issuer’s board of directors and the proceeds are applied within 90 days of the date of such transaction to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or redemption provision) of any Indebtedness;

(c) such transaction was entered into prior to the date of the Original Indenture;

(d) such transaction was for the sale and leasing back to the Issuer by any one of its Consolidated Subsidiaries or between Consolidated Subsidiaries; or

(e) such transaction occurs within six months from the date of acquisition of the subject Principal Property or the date of the completion of construction or commencement of full operations of such Principal Property, whichever is later.”

ARTICLE 6

MISCELLANEOUS

Section 6.1 Relation to Original Indenture. This Third Supplemental Indenture supplements the Original Indenture and shall be a part of and subject to all the terms thereof. Except as supplemented hereby, all of the terms, provisions and conditions of the Original Indenture and the Securities issued thereunder shall continue in full force and effect.

Section 6.2 Concerning the Trustee. The Trustee shall not be responsible for any recital herein, as such recitals shall be taken as statements of the Issuer, or the validity of the execution by the Issuer of this Third Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this instrument.

Section 6.3 Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 6.4 Counterparts. This Third Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. The exchange of copies of the Third Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 6.5 Governing Law. This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 6.6 Successors. All agreements of the Issuer in this Third Supplemental Indenture shall bind the Issuer’s successors. All agreements of the Trustee in this Third Supplemental Indenture shall bind the Trustee’s successors.

Section 6.7 Severability. In case any provision of this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.8 Entire Agreement. This Third Supplemental Indenture, together with the Original Indenture as amended hereby and the Notes, contains the entire agreement of the parties with respect to the Notes, and supersedes all other representations, warranties, agreements and understandings between the parties hereto and thereto, oral or otherwise, with respect to the matters contained herein and therein.

Section 6.9 Benefits of Third Supplemental Indenture. Nothing in this Third Supplemental Indenture, the Original Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder, any Paying Agent, any Registrar and the Holders, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this Third Supplemental Indenture or the Notes.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

CAREFUSION CORPORATION

By:	/s/ James F. Hinrichs
Name: James F. Hinrichs
Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By: Deutsche Bank National Trust Company

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Assistant Vice President

[Third Supplemental Indenture – Signature Page]

Exhibit A

Form of 1.450% Senior Note due 2017

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 14170T AL5

ISIN No.: US14170TAL52

CAREFUSION CORPORATION

1.450% Senior Note due 2017

No. R- [ ]	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of              DOLLARS ($        ) on May 15, 2017, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on May 15 and November 15 of each year, commencing             , on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the May 15 or the November 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from             , until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the May 1 or November 1, as the case may be, next preceding such May 15 or November 15.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated:

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
Trustee

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

1.450% Senior Note due 2017

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of May 22, 2014 (the “Third Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 1.450 % Senior Notes due 2017 of the Issuer, limited in initial aggregate principal amount to $300,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on May 15, 2017.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

Prior to May 15, 2017 (their maturity date), the Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed; or

(b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 10 basis points;

plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption.

Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five or more Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, the Issuer shall make an offer to each Holder of Outstanding Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade

Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

5.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

6.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

7. Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit B

Form of 3.875% Senior Note due 2024

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 14170T AM3

ISIN No.: US14170TAM36

CAREFUSION CORPORATION

3.875% Senior Note due 2024

No. R- [ ]	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of          DOLLARS ($            ) on May 15, 2024, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on May 15 and November 15 of each year, commencing             , on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the May 15 or the November 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from             , until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the May 1 or November 1, as the case may be, next preceding such May 15 or November 15.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated:

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
Trustee

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

3.875% Senior Note due 2024

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of May 22, 2014 (the “Third Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 3.875 % Senior Notes due 2024 of the Issuer, limited in initial aggregate principal amount to $400,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on May 15, 2024.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

Prior to February 15, 2024 (three months prior to the maturity date), the Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed; or

(b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption.

At any time on or after February 15, 2024 (three months prior to the maturity date), the Notes are redeemable, in whole or in part at any time and from time to time, at the option of the Issuer at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the date of redemption.

Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five or more Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, the Issuer shall make an offer to each Holder of Outstanding Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

5.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

6.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

7.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                  agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit C

Form of 4.875% Senior Note due 2044

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 14170T AK7

ISIN No.: US14170TAK79

CAREFUSION CORPORATION

4.875% Senior Note due 2044

No. R- [ ]	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of                                          DOLLARS ($                ) on May 15, 2044, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on May 15 and November 15 of each year, commencing , on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the May 15 or the November 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from , until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the May 1 or November 1, as the case may be, next preceding such May 15 or November 15.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated:

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
Trustee

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

4.875% Senior Note due 2044

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of May 22, 2014 (the “Third Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 4.875 % Senior Notes due 2044 of the Issuer, limited in initial aggregate principal amount to $300,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on May 15, 2044.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

Prior to November 15, 2043 (six months prior to the maturity date), the Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed; or

(b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption.

At any time on or after November 15, 2043 (six months prior to the maturity date), the Notes are redeemable, in whole or in part at any time and from time to time, at the option of the Issuer at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the date of redemption.

Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five or more Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, the Issuer shall make an offer to each Holder of Outstanding Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

5.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

6.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

7.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee